EXHIBIT 99.3
                                  ------------

                   The Schedule to the ISDA Master Agreement

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                                                               EXECUTION VERSION

                                    SCHEDULE
                                     to the
                                Master Agreement

                         dated as of September 28, 2006

                                     between


JPMORGAN CHASE BANK, N.A.     and        DEUTSCHE BANK NATIONAL TRUST COMPANY
     ("Morgan")                      not in its individual capacity, but solely
                                      as Swap Trustee for the Swap Trust for
                                     IndyMac INDX Mortgage Loan Trust 2006-AR29
                                                ("Counterparty")


                                     Part 1

                             Termination Provisions

In this Agreement:-

(1)     "Specified Entity" shall not apply.

(2) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Morgan and will not apply to the Counterparty.

(3) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Morgan and will not apply to the Counterparty.

(4) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Morgan and will not apply to the Counterparty.

(5) The "Default Under Specified Transaction" provisions of Section 5(a)(v) will not apply to Morgan and will not apply to the Counterparty.

(6) The "Cross Default" provisions of Section 5(a)(vi) will not apply to the Counterparty. The "Cross Default" provisions of Section 5(a)(vi) will apply to Morgan and for such purpose:

        (a)     "Specified Indebtedness" will have the meaning specified in
                Section 14, except that such term shall not include obligations in respect of deposits received in the ordinary course of such party's banking business.

        (b) "Threshold Amount" means, with respect to Morgan, an amount equal to three percent of the shareholders' equity of Morgan.

(7) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Morgan and will not apply to the Counterparty.

(8) The "Tax Event" provisions of Section 5(b)(ii) will apply to Morgan and will not apply to the Counterparty.

(9) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Morgan and will not apply to the Counterparty.

(10) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Morgan and will not apply to the Counterparty.

(11) The "Additional Termination Event" provisions of Section 5(b)(v) will apply as set forth in Part 1 (15) hereof.

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(12)    The "Automatic Early Termination" provisions of Section 6(a) will not apply to Morgan and will not apply to the Counterparty.

(13)    "Termination Currency" means United States Dollars.

(14)    For purposes of computing amounts payable on early termination:

        (a)     Market Quotation will apply to this Agreement; and

        (b)     The Second Method will apply to this Agreement.

(15) The occurrence of each of the following events shall constitute an "Additional Termination Event" for purposes of Section 5(b)(v):

                (a) [RESERVED];

                (b) [RESERVED]

                (c) If (i) any trust instrument is given effect, (ii) Morgan has not consented in writing to such trust instrument prior to the date on which such trust instrument takes effect and (iii) any provision of such trust instrument materially and adversely affects the amount, timing or priority of payments due from the Counterparty to Morgan, as determined in Morgan's sole discretion. If this Additional Termination Event occurs, then, with effect from the date on which the swap trust instrument took effect, the Counterparty shall be the sole Affected Party and all Transactions then outstanding between the parties shall be Affected Transactions; or

                (d) the occurrence of an Additional Termination Event as forth in Part 5 (10) hereof. If this Additional Termination Event occurs, Morgan shall be the sole Affected Party and all Transactions then outstanding between the parties shall be Affected Transactions.

                In the case of the occurrence of an Additional Termination Event described above (other than Part 1(15)(d) above), the provisions of Section 6(b)(iv) shall be modified to provide that either party may, by not more than 20 days notice to the other party and provided that the relevant Additional Termination Event is then continuing, designate a day no earlier than the day such notice is effective as an Early Termination Date.

(16) Notwithstanding any other provision of the Agreement, clause (2) of the "Bankruptcy" provision of Section 5(a)(vii) shall not apply to the Counterparty.


                                     Part 2

                               Tax Representations

(1)     Payer Tax Representation:

        For the purpose of Section 3(e) of this Agreement, Morgan and Counterparty each make the following representation:

        It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

        (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

        (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

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        (iii)   the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

        provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of this Agreement by reason of material prejudice to its legal or commercial position.

(2)     Payee Tax Representation:

        For the purpose of Section 3(f), Morgan and Counterparty each represent, respectively, that it is a United States Person for U.S. federal income tax purposes and either (a) is a financial institution or (b) is not acting as an agent for a person that is not a United States Person for U.S. federal income tax purposes


                                     Part 3

                         Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

(1) Morgan will, on demand, deliver a certificate (or, if available, the current authorized signature book of Morgan) specifying the names, title and specimen signatures of the persons authorized to execute this Agreement and each Confirmation on its behalf.

(2) The Counterparty will, on demand, deliver a certificate (or, if available, the current authorized signature book of the Counterparty) specifying the names, title and specimen signatures of the persons authorized to execute this Agreement and each Confirmation on its behalf.

(3) The Counterparty will, upon execution of this Agreement, deliver a conformed copy of the Pooling Agreement.

(4) Each party will, upon execution of this Agreement, deliver a legal opinion of counsel in form and substance satisfactory to the other party regarding this Agreement and any other matters as such other party may reasonably request.

(5) The Counterparty shall supply (and/or shall instruct the Swap Trustee to supply) Morgan with copies of all accountings and reports required to be supplied to a party that is a Certificateholder (as defined in the Pooling Agreement). Copies of such accountings and/or reports shall be delivered to Morgan at the following address:

                JPMorgan Chase Bank, National Association
                c/o John Coffey
                270 Park Avenue
                New York, New York 10017
                e-mail address:       john.j.coffey@jpmorgan.com

Each of the foregoing documents (other than the legal opinions described in (4) above) is covered by the representation contained in Section 3(d) of this Agreement.

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                                     Part 4

                                  Miscellaneous

(1) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(2)     Notices.

        (a) In connection with Section 12(a), all notices to Morgan shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation and any notice for purposes of Sections 5 or 6 of the Agreement shall be sent to the address or telex number specified below:

                JPMorgan Chase Bank, N.A.
                Attention: Legal Department-Derivatives Practice Group 270 Park Avenue, 41st Floor
                New York, New York  10017-2070
                Telex No.: 232337; Answerback:  CBC UR
                Facsimile No.:  (212) 270-3620

        (b) In connection with Section 12(a), all notices to the Counterparty shall, with respect to any particular Transaction, be sent to the address, telex number or facsimile number specified in the relevant Confirmation and any notice for purposes of Sections 5 or 6 of the Agreement shall be sent to the address or telex number specified below:

                Deutsche Bank AG, New York Branch
                60 Wall Street
                New York, NY 10005
                Attention: INDYMAC INDX MORTGAGE LOAN TRUST 2006-AR29

(3) Netting of Payments. Section 2(c)(ii) of this Agreement will apply, with the effect that payment netting will not take place with respect to amounts due and owing in respect of more than one Transaction.

(4)     Offices; Multibranch Party. For purposes of Section 10:

                (a)     Section 10(a) will apply; and

                (b)     For the purpose of Section 10(c):

                (i) Morgan is a Multibranch Party and may act through its London and New York Offices.

                (ii) The Counterparty is not a Multibranch Party.

(5)     Credit Support Documents.

        With respect to Morgan, if applicable, any Third Party Credit Support Document delivered by Morgan shall constitute a Credit Support Document.

        With respect to Morgan and the Counterparty, if applicable, any Approved Credit Support Document shall constitute a Credit Support Document.


(6)     Credit Support Provider.

        With respect to Morgan, the party guaranteeing Morgan's obligations pursuant to a Third Party Credit Support Document, if any, shall be a Credit Support Provider.

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(7)     Process Agents. The Counterparty appoints as its Process Agent for the purpose of Section 13(c):

                Not applicable


                                     Part 5

                                Other Provisions

(1) ISDA Definitions. Reference is hereby made to the 2000 ISDA Definitions (the "ISDA Definitions") each as published by the International Swaps and Derivatives Association, Inc., which are hereby incorporated by reference herein. Any terms used and not otherwise defined herein which are contained in the ISDA Definitions shall have the meaning set forth therein.

(2) Scope of Agreement. Notwithstanding anything contained in the Agreement to the contrary, if the parties enter into any Specified Transaction, such Specified Transaction shall be subject to, governed by and construed in accordance with the terms of this Agreement unless the Confirmation relating thereto shall specifically state to the contrary. Each such Specified Transaction shall be a Transaction for the purposes of this Agreement.

(3) Inconsistency. In the event of any inconsistency between any of the following documents, the relevant document first listed below shall govern: (i) a Confirmation; (ii) the Schedule; (iii) the ISDA Definitions; and (iv) the printed form of ISDA Master Agreement.

(4)     Calculation Agent. The Calculation Agent will be Morgan.

(5) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document. Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit, action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable, by, among other things, the mutual waivers and certifications in this Section.

(6) Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal, or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

(7) No Gross-up for Counterparty. Section 2(d) of the Agreement shall not apply with respect to the Counterparty so that the Counterparty shall not be obligated to gross up pursuant thereto.

(8) Morgan Acknowledgment. Notwithstanding anything to the contrary in this Agreement, Morgan hereby

        (a) acknowledges and agrees that the Counterparty has pledged its rights under this Agreement to the Swap Trustee pursuant to the Pooling Agreement and that in the event of an Event of Default (as defined in the Pooling Agreement) the Swap Trustee shall be entitled to exercise all rights and remedies of a secured party with respect to this Agreement; and

        (b) agrees that, unless notified in writing by the Swap Trustee of other payment instructions, any and all amounts payable by Morgan to the Counterparty shall be paid to the Swap Trustee.

(9) No Petition; Limited Recourse. Morgan hereby agrees that it shall not until a period of one year and one day (or if longer, the applicable preference period) after all rated liabilities of the Trust have been indefeasibly paid in full institute against, or join any other Person in instituting against the Counterparty any bankruptcy, reorganization,

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        arrangement, insolvency, moratorium or liquidation proceedings or other proceedings under U.S. federal or state or other bankruptcy or similar laws. Notwithstanding the foregoing, nothing herein shall prevent Morgan from participating in any such proceeding once commenced. This provision shall survive termination of this Agreement.

                Morgan hereby acknowledges and agrees that the Counterparty's obligations hereunder will be solely the limited recourse obligations of the Counterparty, and that Morgan will not have any recourse to any of the directors, officers, employees, shareholders or affiliates of the Counterparty with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. Notwithstanding any other provisions hereof, recourse in respect of any obligations of the Counterparty to Morgan hereunder or thereunder will be limited to the Collateral and on the exhaustion thereof all claims against the Counterparty arising from this Confirmation or any other transactions contemplated hereby or thereby shall be extinguished.

(10) Ratings Downgrade Provisions. Unless written notification to the contrary has been received from the Rating Agencies, following the occurrence of a Ratings Event I and/or a Ratings Event II, the parties shall comply with the following provisions, as applicable.

        I. If a Ratings Event I shall occur and be continuing with respect to Morgan, then Morgan shall, within 5 Local Business Days of the occurrence of such Ratings Event I, give notice of the occurrence of such Ratings Event I to Counterparty. Following the occurrence of such Ratings Event I, Morgan shall within 30 calendar days, at its own expense, either:

                (A) provide, or cause to be provided, a Third Party Credit Support Document to Counterparty;

                (B) transfer Morgan's rights and obligations under the Agreement and all Confirmations to another party; or

                (C) deliver Eligible Collateral to Counterparty in accordance with the terms of an Approved Credit Support Document; provided, however that Morgan's rights under this subparagraph (C) are subject to the confirmation of the Rating Agencies. Notwithstanding the foregoing, Morgan's obligations under this
                Part 5(10)(I) to post Eligible Collateral under the Approved Credit Support Document shall remain in effect only for so long as a Ratings Event I is continuing with respect to Morgan.

        Each of I(A), I(B) and I(C) above shall be subject to satisfaction of the Rating Agency Condition.

        If, on or prior to the date that is 30 calendar days after the occurrence of a Ratings Event I, Morgan has provided a Third Party Credit Support Document as provided in I(A) above and the Rating Agency Condition has been satisfied, then, for so long as such Third Party Credit Support Document is in effect and the Rating Agency Condition continues to be satisfied, Morgan shall have no further obligations in respect of this Part 5(10)(I).

        The failure by Morgan to comply with the provisions hereof shall constitute an Additional Termination Event, with Morgan as the sole Affected Party and all Transactions then outstanding between the parties as Affected Transactions.

        II. If a Ratings Event II shall occur and be continuing with respect to Morgan, then Morgan shall, within 5 Local Business Days of the occurrence of such Ratings Event II, give notice of the occurrence of such Ratings Event II to Counterparty. Following the occurrence of such Ratings Event II, Morgan shall, within 10 business days, at its own expense, either:

                (A) to the extent that is has not already done so in accordance with Part 5(10)(I), provide, or cause to be provided, a Third Party Credit Support Document to Counterparty; or

                (B) transfer Morgan's rights and obligations under the Agreement and all Confirmations to another party.

        Each of II(A) and II(B) above shall be subject to satisfaction of the Rating Agency Condition.

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        If, on or prior to the date that is 10 business days after the occurrence of a Ratings Event II, Morgan has provided a Third Party Credit Support Document as provided in II(A) or I(A) above and the Rating Agency Condition has been satisfied, then, for so long as such Third Party Credit Support Document is in effect and the Rating Agency Condition continues to be satisfied, then, (i) Morgan shall have no further obligations in respect of this Part 5(10)(II) and, (ii) if Morgan was delivering Eligible Collateral to Counterparty in accordance with the terms of an Approved Credit Support Document pursuant to the provisions of Part 5(10)(I) hereof, Morgan shall have no further obligations to deliver Eligible Collateral under the Approved Credit Support Document.

        If,

                (i) on or prior to the date that is 10 business days after the occurrence of a Ratings Event II, Morgan has not provided a Third Party Credit Support Document as provided in II(A) above or transferred its rights and obligations as provided in II(B) above, or

                (ii) Morgan has provided a Third Party Credit Support Document as provided in II(A) or I(A) above but such Third Party Credit Support Document has ceased to be in effect and/or the Rating Agency Condition is no longer satisfied, then, on the first Local Business Day following the date that is 10 business days after the occurrence of the Ratings Event II (in respect of (i) above) or on the first Local Business Day following the date on which the Third Party Credit Support Document referred to in (ii) above has ceased to be in effect and/or fails to satisfy the Rating Agency Condition, and only to the extent that Morgan is not already delivering Eligible Collateral to Counterparty in accordance with the terms of an Approved Credit Support Document pursuant to the provisions of Part 5(10)(I) hereof, Counterparty shall demand that Morgan deliver Eligible Collateral to Counterparty in accordance with the terms of an Approved Credit Support Document. Upon request and only if necessary to satisfy the Rating Agency Condition, concurrently with such delivery of Eligible Collateral, Morgan shall cause its counsel to deliver to Counterparty an opinion as to the enforceability of Counterparty's security interest in such Eligible Collateral in all relevant jurisdictions. Notwithstanding Morgan's posting of Eligible Collateral in accordance with the terms of the Approved Credit Support Document, Morgan shall use best efforts to either transfer its rights and obligations to an acceptable third party or to provide a Third Party Credit Support Document. Notwithstanding the foregoing, Morgan's obligations under this Part 5(10)(II) to find a transferee or provide a Third Party Credit Support Document and to post Eligible Collateral under the Approved Credit Support Document shall remain in effect only for so long as a Ratings Event II is continuing with respect to Morgan. Notwithstanding the foregoing, if such Ratings Event II is of the type described in clause (a) of the definition thereof, then Morgan must follow subparagraph II(B) above.

        The failure by Morgan to comply with the provisions hereof II shall constitute an Additional Termination Event, with Morgan as the sole Affected Party and all Transactions then outstanding between the parties as Affected Transactions.

        As used herein:

        "Approved Credit Support Document" means a security agreement in the form of the 1994 ISDA Credit Support Annex (ISDA Agreements Subject to New York Law Only), as modified by the Paragraph 13 thereto, which Paragraph 13 will be in the form of Annex A to this Agreement;

        "Fitch" means Fitch Ratings, or its successor in interest thereto.

        "Moody's" means Moody's Investors Service, Inc. or any successor thereto;

        "Rating Agencies" means S&P, Moody's and Fitch;

        "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder that the party acting or failing to act must consult with any of the Rating Agencies then providing a rating of the Certificates and receive from the Rating Agencies a prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates;

        "Ratings Event I" shall occur with respect to Morgan (to the extent that Morgan's relevant obligations are rated by Moody's) if Morgan's long-term senior unsecured debt rating by Moody's is lower than A1 or is A1 on negative

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        watch or Morgan's short-term senior unsecured debt rating by Moody's is lower than P-1 or is P-1 on negative watch or if Morgan's short-term senior unsecured debt rating by S&P is lower than A-1;

        "Ratings Event II" shall occur with respect to Morgan (to the extent that Morgan's relevant obligations are rated by S&P and/or Moody's) if
        (a) Morgan's long-term senior unsecured debt rating by S&P is BB+ or lower or is withdrawn, (b) Morgan's long-term senior unsecured debt rating by Moody's is A3 or lower or Morgan's short-term senior unsecured debt rating by Moody's is P-2 or lower or (c) Morgan's long-term senior unsecured debt rating by Fitch is A or lower or Morgan's short-term senior unsecured debt rating by Fitch is F-2 or lower;

        "Pooling Agreement" means the pooling and servicing agreement dated September 1, 2006 among INDYMAC MBS, INC., a Delaware corporation, as depositor (the "Depositor"), IndyMac Bank, F.S.B. ("IndyMac"), a federal savings bank, as seller (in that capacity, the "Seller") and as servicer (in that capacity, the "Servicer"), and Deutsche Bank National Trust Company, a national banking association, as trustee (the "Trustee") and as swap trustee (in that capacity, the "Swap Trustee");

        "S&P" means by Standard & Poor's Ratings Service or any successor thereto; and

        "Third Party Credit Support Document" means any agreement or instrument (including any guarantee, insurance policy, security agreement or pledge agreement) whose terms provide for the guarantee of Morgan's obligations under this Agreement by a third party.

(11) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following paragraphs:

        "(g) It is an "eligible contract participant" under, and as defined in,
        Section 1a(12) of the Commodity Exchange Act, as amended.

        (h) Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                (i) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                (iii) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction."

(12) Amendment to Section 7 of the Agreement. Section 7 of the Agreement is hereby amended by:

                        (i) adding the words "and the confirmation of the Rating
                Agencies" immediately following the word "party" in the third line thereof; and

                        (ii) adding the following sentence immediately following
                the final sentence thereof:

                        "In addition, each transfer effected in accordance with this Section shall be effective only if the Rating Agency Condition is satisfied and each transfer effected pursuant to Section 6(b)(ii) shall be effective only if the Ratings Agencies receive prior notice of such transfer."

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(13)    Amendment to Section 9(b) of the Agreement. Section 9(b) of the
        Agreement is amended by adding the following sentence immediately following the end of the first sentence thereof:

                        "In addition, no amendment modification or waiver in respect of this Agreement will be effective unless the Rating Agency Condition is satisfied."

(14) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for this Transaction.

(15) Amendment to Section 6(e) of the Agreement. Section 6(e) of the Agreement is amended by deleting the last sentence of the introductory paragraph thereof.

(16) Regulation AB Compliance. Morgan and Counterparty agree that the terms of the Item 1115 Agreement dated as of September 28, 2006 (the "Regulation AB Agreement"), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS, Inc. and Morgan shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Exhibit A.

(17)    [RESERVED]

        Please confirm your agreement to the terms of the foregoing Schedule by signing below.

                                        JPMORGAN CHASE BANK, N.A.


                                        By: /s/ Robert Mock
                                           ----------------
                                            Name: Robert Mock
                                            Title: VP


                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        NOT IN ITS INDIVIDUAL CAPACITY, BUT
                                        SOLELY AS SWAP TRUSTEE FOR THE SWAP
                                        TRUST FOR THE INDYMAC INDX MORTGAGE LOAN
                                        TRUST 2006-AR29


                                        By: /s/ Marion Hogan
                                           ------------------
                                            Name: Marion Hogan
                                            Title: Associate

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                                                                         ANNEX A
                                                                         -------

                                 PARAGRAPH 13 TO
                              CREDIT SUPPORT ANNEX

                             to the Schedule to the
                                Master Agreement

                         dated as of September 28, 2006

                                     between

JPMORGAN CHASE BANK, N.A.     and        DEUTSCHE BANK NATIONAL TRUST COMPANY
     ("Morgan")                      not in its individual capacity, but solely
                                      as Swap Trustee for the Swap Trust for
                                     IndyMac INDX Mortgage Loan Trust 2006-AR29
                                                ("Counterparty")


Paragraph 13. Elections and Variables

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes no additional obligations with respect to either party.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A)   "Delivery Amount" has the meaning specified in Paragraph 3(a).

            (B)   "Return Amount" has the meaning specified in Paragraph 3(b).

            (C) "Credit Support Amount" shall not have the meaning specified in Paragraph 3(b) and, instead, will have the following meaning:

                  "Credit Support Amount" means, for any Valuation Date, (i) the Secured Party's Modified Exposure for that Valuation Date minus (ii) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

      (ii) Eligible Collateral. The following items will qualify as "Eligible Collateral":

            ------------ ---------------------------------------------------------- --------------- ---------------
                                                                                        Morgan       "Valuation
                                                                                                     Percentage"
            ------------ ---------------------------------------------------------- --------------- ---------------
            (A)          USD Cash                                                          X             100%
            ------------ ---------------------------------------------------------- --------------- ---------------
            (B)          Negotiable debt obligations issued by the U.S. Treasury           X             98%
                         Department having a remaining maturity of one year or
                         less from the Valuation Date

            ------------ ---------------------------------------------------------- --------------- ---------------
            (C)          Negotiable debt obligations issued by the U.S. Treasury           X             86%
                         Department having a remaining maturity of more than one
                         year but less than ten years from the Valuation Date

            ------------ ---------------------------------------------------------- --------------- ---------------
            (D)          Negotiable debt obligations issued by the U.S. Treasury           X            79.2%
                         Department having a remaining maturity of ten years or
                         more from the Valuation Date

            ------------ ---------------------------------------------------------- --------------- ---------------

                                       10

            ------------ ---------------------------------------------------------- --------------- ---------------
            (E)          Agency Securities having a remaining maturity of one              X            97.6%
                         year or less from the Valuation Date

            ------------ ---------------------------------------------------------- --------------- ---------------
            (F)          Agency Securities having a remaining maturity of more             X            85.1%
                         than one year but less than ten years from the Valuation
                         Date

            ------------ ---------------------------------------------------------- --------------- ---------------
            (G)          Agency Securities having a remaining maturity of ten              X            74.8%
                         years or more from the Valuation Date

            ------------ ---------------------------------------------------------- --------------- ---------------
            (H)          USD denominated Commercial Paper rated A-1/P1 by S&P and          X             99%
                         Moody's respectively, that (a) settles within DTC, (b)
                         is not issued by Morgan or any of its Affiliates and (c)
                         has a remaining maturity of 30 days or less from the
                         Valuation Date
            ------------ ---------------------------------------------------------- --------------- ---------------

            For purposes of the foregoing:

      (a) "Agency Securities" means negotiable debt obligations which are fully guaranteed as to both principal and interest by the Federal National Mortgage Association, the Government National Mortgage Association or the Federal Home Loan Mortgage Corporation, but excluding (i) interest only and principal only securities and (ii) Collateralized Mortgage Obligations, Real Estate Mortgage Investment Conduits and similar derivative securities.

            (b) "DTC" shall mean The Depository Trust & Clearing Corporation, or its successor.

            (c) "Moody's" shall mean Moody's Investors Service, Inc., or its successor.

            (d) "S&P" shall mean Standard & Poor's Ratings Group, or its successor.

            (e) Eligible Collateral of the type described in Paragraph 13(b)(ii)(H) may never constitute more than 20% of the total Value of Posted Collateral.

            (f) With respect to Posted Collateral consisting of Eligible Collateral of the type described in Paragraph 13(b)(ii)(H), the aggregate Value of such Posted Collateral issued by the same issuer may never be greater than 33% of the aggregate Value of all Posted Collateral consisting of Eligible Collateral of the type described in Paragraph 13(b)(ii)(H).

      (iii) Other Eligible Support. There shall be no "Other Eligible Support" for purposes of this Annex, unless agreed in writing between the parties.

      (iv)  Thresholds.

            (A)   "Independent Amount" means zero.

            (B) "Threshold" shall not apply with respect to the Counterparty and, with respect to Morgan, shall mean the amounts determined on the basis of the lower of the Credit Ratings set forth in the following table, provided, however, that if (i) Morgan has no Credit Rating, or (ii) an Event of Default has occurred and is continuing with respect to Morgan, Morgan's Threshold shall be U.S.$0:

                            CREDIT RATING                             THRESHOLD
                         (S&P /Moody's/Fitch)                          Morgan

S&P: A-1 or above.                                                     Infinity

Moody's (long-term senior unsecured debt of Morgan): A1 or above.

Moody's (short-term senior unsecured debt of Morgan): P-1 or above.

S&P: Below A-1.                                                          US$0

Moody's (long-term senior unsecured debt of Morgan): Below A1 or A1 on negative watch.

Moody's (short-term senior unsecured debt of Morgan): Below P-1 or P-1 on negative watch.

As used herein:

      "Credit Rating" means, with respect to (a) S&P, the rating assigned by S&P to the short-term senior unsecured debt of Morgan, and (b) Moody's, the rating assigned by Moody's to the long-term senior unsecured debt of Morgan or to the short-term senior unsecured debt of Morgan, as applicable.

      (C) "Minimum Transfer Amount", with respect to a party on any Valuation Date, means U.S. $100,000.

      (D) Rounding. The Delivery Amount, rounded up, and with respect to the Return Amount, rounded down to the nearest integral multiple of $1,000, respectively.

(c)   Valuation and Timing.

      (i)   "Valuation Agent" means Morgan.

      (ii) "Valuation Date" means weekly on the last Local Business Day of each week or more frequently if agreed in writing by the parties.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Valuation Date or date of calculation, as applicable.

      (iv) "Notification Time" means 12:00 p.m., New York time, on a Local Business Day.

      (v) Mark-to-market Procedures. This Agreement shall be marked-to-market no less than once per week and additional collateral should be posted if necessary. For as long as the Morgan's rating is A-2/BBB+ or higher, the mark-to-market valuations can be based upon internal marks. If Morgan's rating is BBB or lower, Morgan shall get an external verification of its mark on a monthly basis. The verification of the mark can be obtained by an independent third party (i.e. trustee, administrator, manager), and cannot be verified by the same entity more than four times in any 12-month period. In addition, the external mark-to-market valuations should reflect the higher of two bids from counterparties that would be eligible and willing to provide the swap in the absence of the current provider. The collateral requirement should be based on the greater of the internal and external marks, and any deficiencies in collateral value must be cured within three days. Morgan shall submit to Standard & Poor's the internal mark-to-market calculations. Once Morgan has verified the mark-to-market valuation, it shall submit to Standard & Poor's the two bids provided by external parties.

(d)   Conditions Precedent. Not applicable.

(e)   Substitution.

      (i)   "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

      (ii)  Consent. Inapplicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m., New York time, on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

      (ii) Value. For the purposes of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support other than Cash will be calculated as follows:

                  (A) with respect to any Eligible Collateral except Cash, the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Eligible Collateral chosen by the Disputing Party, or (y) if no quotations are available from a principal market maker for such date, the mean of such high bid and low asked prices as of the first day prior to such date on which such quotations were available, plus (II) the accrued interest on such Eligible Collateral (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (A)) as of such date; multiplied by the applicable Valuation Percentage.

      (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)   Holding and Using Posted Collateral.

      (i) Eligibility to Hold Posted Collateral; Custodians. Counterparty and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

            (1)   Counterparty is not a Defaulting Party and

            (2) Posted Collateral may be held only in the following jurisdictions: New York State.

                  Initially, the Custodian for Counterparty is: None

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Counterparty but the provisions of Paragraph 6(c)(ii) will apply to the Counterparty.

(h)   Distributions and Interest Amount.

      (i) Interest Rate. "Interest Rate" will be the annualized rate of return actually achieved on the Posted Collateral during the related posting period.

      (ii) Transfer of Interest Amount. The Transfer of the Interest Amount will be made monthly on the second Local Business Day of each calendar month.

      (iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i)   Additional Representation(s). Not Applicable.

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support means: Not Applicable.

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: Not Applicable

(k)   Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified here:

         Counterparty:

         Deutsche Bank National Trust Company
         1761 East St. Andrew Place
         Santa Ana, California 92705-4934
         Attention:  Mortgage Administration [IN06AL], Series 2006-AR29


         Morgan:

[TO COME]


(l)   Addresses for Transfers.

      Counterparty: as set forth in notices to Morgan from time to time

      Morgan:

[TO COME]

(m)   Other Provisions:

            (i) Modification to Paragraph 1: The following subparagraph (b) is substituted for subparagraph (b) of this Annex:

            (b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to Counterparty and all corresponding references to the "Pledgor" will be to Morgan.

            (ii) Modification to Paragraph 2: The following Paragraph 2 is substituted for Paragraph 2 of this Annex:

            Paragraph 2. Security Interest. The Pledgor hereby pledges to the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-Off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

            (iii) Modification to Paragraph 9: The following first clause of Paragraph 9 is substituted for the first clause of Paragraph 9 of this
      Annex:

            Paragraph 9. Representations. The Pledgor represents to the Secured Party (which representations will be deemed to be repeated as of each date on which it Transfers Eligible Collateral) that:

            (iv) Modifications to Paragraph 12: The following definitions of "Pledgor" and "Secured Party" are substituted for the definitions of those terms contained in Paragraph 12 of this Annex:

            "Pledgor" means Morgan, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

            "Secured Party" means Counterparty, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

            (v) Addition to Paragraph 12: The following definitions of "Modified Exposure" shall be added immediately after the definition of the term "Minimum Transfer Amount" and immediately prior to the definition of the term "Notification Time" in Paragraph 12 of this Annex:

            "Modified Exposure" means, for any Valuation Date, an amount equal to the sum of (i) the greater of USD 0 and the Secured Party's Exposure for that Valuation Date and (ii) the sum of the Volatility Buffers determined by the Valuation Agent with respect to each Transaction subject to the Agreement. As used herein:

                  "Volatility Buffer" means, with respect to a Transaction, an amount equal to the product of (a) the Factor applicable to the Transaction and (b) the Notional Amount of the Transaction.

                  "Factor" means, with respect to a Transaction, a percentage dependent on Morgan's Counterparty Rating by S&P or Moody's, as applicable, and the original maturity of the Transaction and determined by the Valuation Agent by reference to the following table:

                  ------------------------- ---------------------- --------------------- -------------------
                  Counterparty Rating         Maturities up to 5   Maturities up to 10    Maturities up to
                  (S&P/Moody's)               years (%)            years (%)              30 years (%)
                  ------------------------- ---------------------- --------------------- -------------------
                  A-2/P-2                     3.25                 4.00                   4.75
                  ------------------------- ---------------------- --------------------- -------------------
                  A-3/P-3                     4.00                 5.00                   6.25
                  ------------------------- ---------------------- --------------------- -------------------
                  BB+ or lower/Ba1 or         4.50                 5.75                   7.50
                  lower
                  ------------------------- ---------------------- --------------------- -------------------

            (vi) Modification to Paragraph 12: Clause "(B)" of the definition of "Value" will be substituted to read in its entirety as follows:

                  "(B) a security, the bid price obtained by the Valuation Agent from one of the Pricing Sources multiplied by the applicable Valuation Percentage, if any;"

            (vii) Addition to Paragraph 12: The following definition of "Pricing Sources" shall be added immediately after the definition of the term "Posted Credit Support" and immediately prior to the definition of the term "Recalculation Date" in Paragraph 12 of this Annex:

            "Pricing Sources" means the sources of financial information commonly known as Bloomberg, Bridge Information Services, Data Resources Inc., Interactive Data Services, International Securities Market Association, Merrill Lynch Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

Accepted and Agreed:

JPMORGAN CHASE BANK, N. A.



By: /s/ Robert Mock
   ----------------
Name: Robert Mock
Title: VP


DEUTSCHE BANK NATIONAL TRUST COMPANY not in its individual capacity, but solely as Swap Trustee for the Swap Trust for the IndyMac INDX Mortgage Loan Trust 2006-AR29


By:  /s/ Marion Hogan
   ----------------
Name: Marion Hogan
Title: Associate

                                                                       EXHIBIT A

     ITEM 1115 AGREEMENT DATED AS OF SEPTEMBER 28, 2006 (THE "REGULATION AB AGREEMENT"), AMONG INDYMAC BANK, F.S.B., INDYMAC MBS, INC., INDYMAC ABS, INC.
                                   AND MORGAN